UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 390-3910

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Item 1.	Report to Stockholders.

(a)

Stone Harbor
INVESTMENT PARTNERS

May 31, 2021

Semi-Annual Report

Emerging Markets Total Income Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.shiplpcef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplpcef.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-390-3910 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Distribution Policy

May 31, 2021

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.07 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund currently distributes more than its net income and net realized capital gains, and therefore, a portion of the distribution is a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund’s investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Table of Contents

Shareholder Letter	2
Summary of Portfolio Holdings	5
Growth of $10,000 Investment	6
Statement of Investments	7
Statement of Assets & Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	21
Summary of Dividend Reinvestment Plan	32
Additional Information	33
Board Approval of Investment Advisory Agreement	35
Benchmark Descriptions and Definitions	37

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

May 31, 2021 (Unaudited)

Dear Investor,

We believe that emerging market (“EM”) bonds and currencies provide attractive returns for long-term total return investors and that the key to investing in the sector is a disciplined investment process. Our job is to appraise the credit quality of the various countries and companies in which we invest and to trust the results of our analysis even when—or especially when— they offer different conclusions from those of the market.

In the past 6 months, as global growth accelerated, EM bond markets recovered, but performance was negatively impacted by the decline of the US treasury market. Over the 6 month period as yields rose, the 7-10 year portion of US treasury market declined by 3.5%. At the same time, the returns of benchmarks for the three distinct sectors of EM debt -- hard currency sovereign debt, local currency debt and corporate debt -- showed positive returns of 0.48%, 0.99% and 1.91%, respectively.

For shareholders in the Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”), our investment process led us to invest in more attractively priced issues that performed well despite rising US Treasury yields. Based on our research, we believed that market prices of several high yielding credits in particular were too low relative to the underlying fundamentals. These decisions reflected our view that the most probable macroeconomic scenario was a synchronized global liftoff in growth as novel coronavirus (“COVID-19”) vaccine rollouts broadened in the developed world, allowing for the global economy to reopen. So far, with some fits and starts in certain regions, this view has been correct. With the recent commitment of G7 countries to deliver at least 870 million COVID-19 vaccine doses to countries in need, we think the vaccination of EM populations will only accelerate over the next six months.

Our positioning in high yielding EM debt also took into account large scale support from the International Monetary Fund (IMF). Already, the IMF has disbursed approximately $115 billion of nearly US$1 trillion in available aid to developing countries. More support will come soon as the IMF Executive Board approves an additional US$650 billion in Special Drawing Rights (SDRs). SDRs allow EM countries to effectively boost their foreign currency reserves with no conditionality at very low cost. The current interest rate on SDRs is 0.05% per annum. This unprecedented level of support helps countries manage their way out of the pandemic and positions them to better capitalize on the recovery.

As important as our top down macroeconomic view, our fundamental analyses gave us confidence to invest in several out-of-favor credits and countries that subsequently performed well as markets recovered. We discuss several of these positions in the performance section of this report.

Looking forward, we remain optimistic about the prospects for emerging markets and EM debt. Several factors underpin this view, including:

•	Global and EM growth accelerated in the second quarter of 2021. We expect above-trend growth to continue in many EMs over the rest of this year and through 2022 as the abundance of vaccine supply in some countries spills over to those with less abundance.

•	The pace of change in EM vaccination distribution is indeed improving rapidly. We believe this development will continue to support strong growth in many developing countries in the months to come.

•	Commodity price strength, a product of both pent-up demand and constrained supply, provides many resource-rich developing countries powerful fiscal support, which enhances the capacity of EMs to repay their debts.

•	External vulnerabilities, as measured by current account balances, are lower today than at any point in the past decade as a result of the cumulative effect of long-term currency depreciation and the recent declines in domestic demand.

•	Unlike central banks from advanced economies, many EM central banks have begun to hike policy interest rates from low levels, proactively insuring against the risk of rising inflation.

As we have noted in the past, the latitude to adjust risk levels in the portfolio based on our fundamental economic and credit views, and according to our assessment of the macroeconomic environment, is an important advantage in managing the fund through times of market stress and calm. Our investment process focuses on allocating to the various sectors of EM debt, each of which tend to behave differently in various macroeconomic environments. We also can invest a portion of EDI in EM equity markets. We believe these allocation decisions provide diversification benefits and have enabled the Fund to outperform broad measures of the markets in which we invest.

In addition, we can also vary the amount of leverage used by the Fund. In general, we employ leverage to seek higher yields and higher returns.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements. The implied borrowing costs of the repurchase agreements averaged approximately 1.14% per annum for the 6 months ended May 31, 2021. The level of gross leverage reached a maximum of 33.33% of managed assets on April 8, 2021 and a minimum of 26.15% on May 28, 2021. By the end of the reporting period, leverage was 26.15%. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

2	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

May 31, 2021 (Unaudited)

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, foreign exchange risk and efficiently gain certain investment exposure. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had market exposure to derivatives of approximately $817,000. Over the course of the reporting period, derivative positions generated net realized gain of approximately $187,000 and $304,000 in unrealized depreciation for a net decrease in operations of approximately $117,000.

Performance Review

The total return on net asset value (“NAV”) and market price of EDI for the 6 months ended 31 May 2021(1) (net of expenses) was 9.42%(2) and 9.89%(3), respectively. For the same period, the Fund had an average premium to its NAV of 8.33%. As noted earlier, benchmarks for the three sectors of EM debt(4) — hard currency sovereign debt, local currency sovereign debt, and corporate debt — delivered total returns of 0.48%, 0.99%, and 1.91%, respectively, during the reporting period.

At the sector level, hard currency sovereign debt was both the largest position in the Fund (75.2% of total assets(5)) and the largest contributor to performance, accounting for 6.13% in total return(6). The position size reflected our understanding that markets remained apprehensive about the credit quality of many emerging markets despite data that showed improving growth, better fiscal positions and benign current account balances. This concern was reflected in wide credit spreads in bonds from some non-investment grade countries, particularly in comparison to comparably rated securities in the US high yield bond market. Local currency debt, which comprised a smaller portion of the portfolio (27.4%), contributed 1.25% to the portfolio’s overall return. EM corporate debt, with the smallest sector weight (16.2%), contributed 3.91%.

Within the hard currency sovereign debt portion of the Fund, the largest contributors to performance were two oil exporting countries, Ecuador and Angola. Rising oil prices and improving oil fundamentals continued to support the repayment capacity of most oil producing countries and those two in particular. During the reporting period, our position in Ecuador returned 36.88% and contributed 3.12% to the portfolio’s overall total return. Despite the market’s fear that a populist with radical spending proposals would win the presidential election on 7 February, Ecuadorians ultimately elected a center-right conservative, Guillermo Lasso. Although he faces a fragmented National Assembly, his victory improved the probability of achieving the goals of the recently approved 27 month, US$5 billion IMF Extended Fund Facility (“EFF”) program. The election result further confirms our confidence in the attractiveness of Ecuadorean debt and we added additional exposure on confirmation of Lasso’s win.

In Angola, the government’s commitment to stabilize public finances through gains in revenue from improving economic growth and lower expenses from spending constraint has kept the country on track with its IMF program. The Fund approved a US$487.5 million disbursement in January following the fourth review of the IMF EFF. In addition, Angola is likely to receive up to US$3.2 billion in debt relief in 2021 and another US$4 billion by the end of 2022 from China and other bilateral lenders. The Fund’s position in Angola generated a total return of 17.18% and contributed 1.29% to the portfolio’s overall return.

In contrast to Ecuador and Angola, the Fund’s position in Argentina detracted from performance, contributing -1.80% in total return. Argentine bonds declined 17.13% over the reporting period. Notwithstanding the mark-to-market losses, we view Argentina as one of Fund’s most attractive exposures. Argentina restructured approximately US$65 billion in its external sovereign debt last year and has only modest US dollar coupon payments and amortizations due in the next two years, which we view as very manageable. Bond prices fell steeply earlier this year on headlines that the country’s current Vice President (and former President) Cristina Fernandez de Kirchner wanted to delay negotiations with the IMF on a new lending program. While a delay is likely until after the October elections, current market pricing of the already-restructured debt is extreme, in our view, and recent news that Argentina has negotiated a payment plan for debt arrears with the Paris Club creditor group signals willingness to pay. We added to the Fund’s exposure in February after prices fell, trimmed it marginally as prices recovered from their lows, but remain overweight given our assessment on the country’s fundamentals and the potential upside from current valuations.

In local currency debt, the top contributors include bonds from South Africa and Mexico, which contributed 0.74% and 0.51%, respectively to the Fund’s total return. EDI’s position in South Africa returned 22.06% as the rand appreciated by 12.26% and the average yield on local bonds fell from 9.9% to 9.7%. Though headline inflation, driven by a combination of rising fuel and food prices, has increased recently, we believe underlying inflation pressure remains benign. With headline inflation running in the low 4% per annum, domestic bonds yielding in excess of 9% trade with very high real yields in excess of 5%. We view this as compelling, particularly when compared to negative absolute and real yields available in government bonds from the developed market. Accordingly, we continue to view South Africa’s local bond market as attractive.

Mexico’s local bonds also offer attractive real yields and the country benefits from its close relationship with and proximity to the US for trade and capital flows. The fund’s position in Mexico generated a total return of 8.82%, with most of the gains from capital appreciation on bonds. In addition, the peso appreciated by 1.01% relative to the US dollar over the period. Banxico, Mexico’s central bank, provides a strong monetary policy anchor for domestic bond yields, in our view, and recently surprised the market with an early hike in its policy interest rate to stave off inflationary threats. We continue to view domestic bonds from Mexico as a core position.

Semi-Annual Report | May 31, 2021	3

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

May 31, 2021 (Unaudited)

The largest detractor from performance in local markets was Colombia, where our position declined by 12.86% as a result of a downgrade by Standard & Poor's from investment grade to non-investment grade and the market’s reaction to ongoing protests over the government’s conservative tax reform proposals. Colombia’s peso depreciated against the US dollar by 3.39%. Interestingly, and we believe very importantly, Colombia is one of the few EM countries that has qualified for a Flexible Credit Line (“FCL”) with the IMF. The FCL, which requires the qualifying country to have very strong economic fundamentals and institutional policy frameworks, and a strong track record of implementing those policies, comes with additional IMF support. In September 2020, the IMF increased Colombia’s access to IMF resources by approximately US$17.6 billion via the FCL. We continue to believe that Colombian policy-makers, in conjunction with the IMF’s technical advisors, are on the correct fiscal path and have maintained our position in Colombia’s local debt market.

The largest contributors to the Fund’s returns from corporate debt were issues from companies from Colombia, Ghana, Jamaica, and Mexico. Rising oil prices supported Colombian-based independent oil and gas producer Gran Tierra. In addition, the company’s management team used proceeds from an asset sale to reduce debt and expects to generate significant free cash flow during 2021 to further reduce leverage. EDI’s exposure to Gran Tierra bonds produced a total return of 117.11% and contributed 1.21% to the overall portfolio return. In Ghana, Tullow Oil bonds gained 39.02% and contributed 0.32% to the Fund’s total return as the company completed several planned asset sales. The company also issued a secured bond in April 2021 as part of a successful debt liability management exercise. Jamaica-based mobile operator Digicel continued to post solid results following its debt restructuring last year. The Fund’s position in the company’s bonds posted a total return of 31.17% and contributed 0.74% to the overall return. Renewed tourist arrivals to the Caribbean in the latter part of the reporting period supported market sentiment for Digicel bonds. In Mexico, after defaulting in 2020 as a result of sharply lower air travel during the pandemic, Grupo Aeromexico SAB de CV’s bonds rebounded strongly during the first half of 2021 as the company worked through its US bankruptcy filing. The judicial process is expected to culminate sometime later this year. The Fund’s Aeromexico position returned 117.65%, contributing 0.59% to the Fund’s return.

Within the corporate holdings, a -20.61% return (-0.32% return contribution) for our positions in Huarong Asset Management. Huarong, which is and asset management company 100% owned by the Chinese government has delayed the release of its financial statements. The financials have been delayed so that the company can present a plan for a corporate reorganization to the market. Despite the several-month-long delay, the company has continued to honor all debt obligations. In our view, we do not believe the Chinese government will curtail its support for the company and at current bond prices, we believe Huarong’s bonds are an attractive investment.

We are excited by the Fund’s potential for generating strong total returns for long term investors, particularly as we emerge from the global pandemic. We believe emerging market countries will be significant beneficiaries of the global economic recovery we expect and are positioning the fund to capitalize on this prospect.

As always, thank you for your continued support.

Sincerely,

Peter J. Wilby, CFA

President and Chief Executive Officer

(1)	Due to the US holiday on May 31, 2021, all returns shown are through May 28, 2021.
(2)	Total return assumes the reinvestment of all distributions at NAV
(3)	Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvest Plan
(4)	JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index, and JPMorgan CEMBI Broad Diversified Index
(5)	Based on managed assets including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements. Cash and equivalents represented -18.7% of the portfolio.
(6)	Total returns for sectors shown are gross of fees.

4	www.shiplpcef.com

Summary of
Stone Harbor Emerging Markets Total Income Fund	Portfolio Holdings

May 31, 2021 (Unaudited)

Fund Details
Market Price	$8.86
Net Asset Value (NAV)	$8.43
Premium/(Discount)	5.10%
Current Distribution Rate(1)	9.48%
Net Assets (in millions)	$84

Country Allocation
(as a % of Total Net Assets)(3)
Country Breakdown	%
Mexico	12.94%
Egypt	11.46%
Argentina	10.20%
Ecuador	9.84%
Brazil	8.94%
Indonesia	8.58%
Angola	7.61%
Nigeria	6.08%
Russia	5.54%
Ghana	5.28%
South Africa	5.25%
Colombia	4.35%
Iraq	4.26%
Jamaica	2.87%
Ukraine	2.51%
Papua New Guinea	2.48%
China	1.97%
Pakistan	1.86%
Zambia	1.78%
Uruguay	1.75%
Gabon	1.62%
Belarus	1.55%
Tunisia	1.46%
El Salvador	1.37%
Mozambique	1.34%
Costa Rica	1.09%
India	1.03%
Bahamas	1.01%
Sri Lanka	1.01%
Kazakhstan	0.98%
Suriname	0.94%
Kenya	0.93%
Turkey	0.78%
Oman	0.57%
Venezuela	0.45%
Lebanon	0.15%
Short Term Investments	6.09%
Total Investments	137.92%
Other Liabilities in Excess of Assets	-37.92%
Total Net Assets	100%

Security Type Allocation(2)

Sector Allocation(2)		Regional Breakdown(2)		Sovereign Local Currency Breakdown(2)
Sovereign Local	27.38%	Latin America	52.92%	Brazilian Real	2.78%
Sovereign External	75.20%	Africa	35.90%	Colombian Peso	1.79%
Corporate	16.16%	Asia	12.64%	Egyptian Pound	3.53%
Net Cash	-18.74%	Europe	12.46%	Indonesian Rupiah	4.86%
		Middle East	4.82%	Mexican Peso	4.86%
		Net Cash	-18.74%	Kazakhstani Tenge	0.72%
				Russian Ruble	4.18%
				Turkish New Lira	0.59%
				South African Rand	2.76%
				Uruguayan Peso	1.31%
				Total	27.38%

(1)	Current Distribution Rate is based on the Fund’s annualized monthly distribution as of period end divided by the Fund’s market price as of period end. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.
(2)	Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements as described on page 13.
(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

Semi-Annual Report | May 31, 2021	5

Growth of
Stone Harbor Emerging Markets Total Income Fund	$10,000 Investment

May 31, 2021 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the JPMorgan Emerging Markets Bond Indices: JPMorgan EMBI Global Diversified Index, JPMorgan CEMBI Broad Diversified Index, and JPMorgan GBI-EM Global Diversified Index (please refer to the Benchmark Descriptions section for detailed benchmark descriptions).

Total Returns (Inception Date, October 25, 2012)*

		Average Annual Return
	6 Month	One Year	Three Year	Five Year	Since Inception
Stone Harbor Emerging Markets Total Income Fund – NAV	9.42%	35.84%	-0.37%	3.89%	0.16%
Stone Harbor Emerging Markets Total Income Fund – Market Price	9.89%	35.14%	1.07%	7.11%	0.50%
JPMorgan CEMBI Broad Diversified Index	1.91%	10.74%	7.06%	5.99%	4.99%
JPMorgan EMBI Global Diversified Index	0.48%	10.50%	6.02%	5.40%	4.42%
JPMorgan GBI-EM Global Diversified Index	0.99%	8.15%	3.47%	4.65%	0.26%

*	As of 5/28/2021

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

6	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 95.55%
Angola - 7.61%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	4,560,462	$4,537,659	(1)
	USD	6M US L + 4.50%	12/07/23	678,000	664,440	(1)
	USD	6.93%	02/19/27	1,242,857	1,157,411
					6,359,510

Argentina - 10.20%
Republic of Argentina	USD	0.13%	07/09/30	23,028,871	8,528,742	(2)(3)

Bahamas - 1.01%
Commonwealth of Bahamas	USD	8.95%	10/15/32	737,000	842,253	(3)(4)

Belarus - 1.55%
Development Bank Belarus	USD	6.75%	05/02/24	1,379,000	1,297,898	(5)

Brazil - 3.64%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	5,360,000	1,075,523
	BRL	10.00%	01/01/25	9,640,000	1,963,034
					3,038,557

Colombia - 2.32%
Titulos De Tesoreria	COP	7.25%	10/18/34	7,495,000,000	1,942,404

Costa Rica - 1.09%
Costa Rica Government	USD	6.13%	02/19/31	847,000	906,904	(3)(5)

Ecuador - 9.84%
Republic of Ecuador	USD	0.50%	07/31/30	9,449,614	8,221,164	(2)(3)(4)

Egypt - 11.46%
Egypt Treasury Bill	EGP	0.00%	11/23/21	34,500,000	2,069,824	(6)
Republic of Egypt:
	EGP	13.77%	01/05/24	29,180,000	1,851,441
	USD	7.63%	05/29/32	1,083,000	1,176,774	(3)(4)
	USD	8.50%	01/31/47	3,480,000	3,705,487	(3)(4)
	USD	8.50%	01/31/47	259,000	275,782	(3)(5)
	USD	8.15%	11/20/59	491,000	501,992	(3)(4)
					9,581,300

El Salvador - 1.37%
Republic of El Salvador	USD	7.75%	01/24/23	1,116,000	1,145,993	(3)(5)

Gabon - 1.62%
Republic of Gabon:
	USD	6.95%	06/16/25	832,000	896,101	(3)(4)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gabon (continued)
Republic of Gabon: (continued)
	USD	6.63%	02/06/31	460,000	$460,858	(4)
					1,356,959

Ghana - 3.58%
Republic of Ghana:
	USD	7.63%	05/16/29	379,000	388,740	(4)
	USD	8.63%	06/16/49	2,427,000	2,376,300	(3)(4)
	USD	8.95%	03/26/51	230,000	229,871	(3)(4)
					2,994,911

Indonesia - 6.53%
Republic of Indonesia	IDR	8.38%	04/15/39	69,910,000,000	5,461,642

Kazakhstan - 0.98%
Development Bank of Kaza	KZT	10.95%	05/06/26	348,000,000	815,221	(4)

Kenya - 0.93%
Republic of Kenya	USD	8.25%	02/28/48	702,000	778,764	(3)(5)

Lebanon - 0.15%
Lebanese Republic	USD	8.25%	04/12/21	900,000	123,066	(5)(7)

Mexico - 2.37%
Mexican Bonos	MXN	7.50%	06/03/27	37,320,000	1,983,468

Mozambique - 1.34%
Republic of Mozambique	USD	5.00%	09/15/31	1,368,000	1,119,486	(2)(3)(4)

Nigeria - 4.91%
Republic of Nigeria:
	USD	8.75%	01/21/31	434,000	497,148	(3)
	USD	7.70%	02/23/38	583,000	604,074	(3)(4)
	USD	7.63%	11/28/47	2,970,000	3,005,826	(3)(5)
					4,107,048

Oman - 0.57%
Oman Government:
	USD	5.63%	01/17/28	13,000	13,634	(4)
	USD	7.38%	10/28/32	31,000	35,030	(4)
	USD	7.00%	01/25/51	428,000	427,465	(3)(4)
					476,129

Pakistan - 1.86%
Republic of Pakistan	USD	6.00%	04/08/26	1,514,000	1,554,689	(4)

See Notes to Financial Statements.

8	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Papua New Guinea - 2.48%
Papua New Guinea Government:
	USD	8.38%	10/04/28	1,001,000	$977,226	(3)(4)
	USD	8.38%	10/04/28	1,119,000	1,092,424	(5)
					2,069,650

Russia - 5.54%
Russian Federation:
	RUB	7.40%	12/07/22	188,000,000	2,622,821
	RUB	7.70%	03/16/39	138,790,000	2,004,399
					4,627,220

South Africa - 3.63%
Republic of South Africa:
	ZAR	8.50%	01/31/37	33,800,000	2,081,960
	ZAR	6.50%	02/28/41	14,700,000	706,765
	ZAR	8.75%	02/28/48	4,105,000	248,800
					3,037,525

Sri Lanka - 1.01%
Republic of Sri Lanka	USD	5.88%	07/25/22	960,000	845,988	(4)

Suriname - 0.94%
Republic of Suriname	USD	12.88%	12/30/23	1,130,000	786,409	(4)(7)

Tunisia - 1.46%
Banque Centrale de Tunisie	USD	8.25%	09/19/27	1,267,000	1,222,259	(3)

Turkey - 0.78%
Republic of Turkey	TRY	11.00%	03/02/22	5,850,000	649,146

Ukraine - 2.30%
Ukraine Government:	EUR	4.38%	01/27/30	100,000	114,758	(4)
	USD	7.38%	09/25/32	1,400,000	1,490,517	(3)(4)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	296,500	319,850	(3)(5)
					1,925,125

Uruguay - 1.75%
Republic of Uruguay	UYU	4.38%	12/15/28	53,680,366	1,464,344

Venezuela - 0.19%
Republic of Venezuela	USD	9.00%	05/07/23	1,475,000	154,875	(7)

Zambia - 0.54%
Republic of Zambia:
	USD	5.38%	09/20/22	85,000	55,844	(4)(7)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
Republic of Zambia: (continued)
	USD	8.97%	07/30/27	594,000	$391,063	(4)(7)
					446,907

TOTAL SOVEREIGN DEBT OBLIGATIONS					79,865,556
(Cost $82,832,085)

CORPORATE BONDS - 32.02%
Brazil - 5.30%
CSN Resources SA	USD	7.63%	04/17/26	941,000	1,014,916	(3)(4)
Gol Finance SA	USD	7.00%	01/31/25	1,775,000	1,634,775	(3)(4)
MV24 Capital BV	USD	6.75%	06/01/34	1,656,060	1,780,264	(3)(4)
					4,429,955

China - 1.97%
Huarong Finance 2017 Co., Ltd.	USD	7.77% + 5Y US TI	12/31/49	1,116,000	694,710	(1)(8)
Huarong Finance 2019 Co., Ltd.	USD	3.38%	05/29/22	200,000	153,000
Huarong Finance II Co., Ltd.	USD	3.25%	06/03/21	400,000	398,420
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	400,000	398,714	(3)
					1,644,844

Colombia - 2.03%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	657,000	578,160	(3)(4)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,289,000	1,114,985	(3)(4)
					1,693,145

Ghana - 1.70%
Tullow Oil PLC:	USD	7.00%	03/01/25	967,000	823,159	(4)
	USD	10.25%	05/15/26	582,000	600,187	(4)
					1,423,346

India - 1.03%
Vedanta Resources Finance II PLC	USD	8.95%	03/11/25	863,000	861,112	(4)

Indonesia - 2.05%
Theta Capital Pte, Ltd.:	USD	8.13%	01/22/25	640,000	671,946	(3)
	USD	6.75%	10/31/26	1,050,000	1,042,051	(3)
					1,713,997

Jamaica - 2.87%
Digicel Group Holdings, Ltd.		8% Cash and 2%
	USD	PIK or 10.00% PIK	04/01/24	2,445,991	2,403,186	(9)

Mexico - 10.57%
Banco Mercantil del Norte SA/Grand Cayman:	USD	6.75%	Perpetual	662,000	712,404	(1)(4)(8)
	USD	5Y US TI + 4.967%	Perpetual	235,000	252,893	(8)
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	43,400,000	2,066,577	(5)

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	MXN	7.47%	11/12/26	30,590,000	$1,357,059
	USD	6.50%	01/23/29	512,000	525,312	(3)
	USD	7.69%	01/23/50	3,123,000	3,021,112	(3)
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	1,068,000	903,910	(3)(4)
					8,839,267

Nigeria - 1.17%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	900,000	973,969	(3)(4)

South Africa - 1.62%
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	1,286,000	1,356,357	(3)(4)

Ukraine - 0.21%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	172,000	174,848	(4)

Venezuela - 0.26%
Petroleos de Venezuela SA:
	USD	6.00%	11/15/26	2,550,000	119,850	(5)(7)
	USD	9.75%	05/17/35	2,000,000	94,000	(7)
					213,850

Zambia - 1.24%
First Quantum Minerals, Ltd.	USD	7.50%	04/01/25	1,000,000	1,040,023	(3)(4)

TOTAL CORPORATE BONDS					26,767,899
(Cost $27,097,541)

CREDIT LINKED NOTES - 4.26%
Iraq - 4.26%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.55%	01/01/28	313,222,514	2,361,823	(10)
	JPY	3.05%	01/01/28	158,929,098	1,197,666	(10)
					3,559,489

TOTAL CREDIT LINKED NOTES					3,559,489
(Cost $3,253,677)

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 6.09%
Money Market Fund - 6.09%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	5,088,675	$5,090,202

TOTAL SHORT TERM INVESTMENTS					5,090,202
(Cost $5,090,202)

Total Investments - 137.92%					115,283,146
(Cost $118,273,505)
Liabilities in Excess of Other Assets - (37.92)%					(31,697,731)

Net Assets - 100.00%					$83,585,415

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
COP	-	Colombian Peso
EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
RUB	-	Russian Ruble
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

3M US L - 3 Month LIBOR as of May 31, 2021 was 0.13%

6M US L - 6 Month LIBOR as of May 31, 2021 was 0.17%

5Y US TI - 5 Year US Treasury Index as of May 31, 2021 was 0.79%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Step bond. Coupon changes periodically based upon a predetermined schedule and generally increase overtime. Thus they bear some similarity to zero coupon bonds. Interest rate disclosed is that which is in effect as of May 31, 2021.
(3)	On May 31, 2021, securities valued at $38,428,742 were pledged as collateral for reverse repurchase agreements.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $41,600,013, which represents approximately 49.77% of net assets as of May 31, 2021.
(5)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2021, the aggregate fair value of those securities was $11,132,934, which represents approximately 13.32% of net assets.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)	Security is in default and therefore is non-income producing.
(8)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(9)	Payment-in-kind securities.

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

(10)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Barclays Bank PLC	1.150%	10/27/2020	10/28/2021	$437,636
Barclays Bank PLC	1.450%	03/04/2020	03/05/2022	474,240
Barclays Bank PLC	1.250%	05/24/2021	05/26/2022	411,250
Credit Suisse First Boston	0.850%	04/07/2021	04/09/2022	1,172,121
Credit Suisse First Boston	1.250%	05/24/2021	05/26/2022	14,710,199
J.P. Morgan Chase & Co.	1.250%	03/04/2020	03/05/2022	1,149,363
J.P. Morgan Chase & Co.	1.100%	04/07/2021	04/09/2022	6,264,214
J.P. Morgan Chase & Co.	0.550%	05/03/2021	05/04/2022	4,087,707
J.P. Morgan Chase & Co.	1.100%	05/24/2021	05/26/2022	886,175
				$29,592,905

All agreements can be terminated by either party on demand at value plus accrued interest.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2021(2)	Notional Amount**(3)	Value	Upfront Premiums Received	Unrealized Appreciation
Republic Of Turkey CDS USD 5Y(4)	Barclays	1.000%	USD	06/20/2025	3.952%	5,000,000	$(544,543)	$891,133	$346,590
Petroleos Mexicanos CDS USD 5Y(5)	Barclays	1.000%	USD	12/20/2025	3.580%	6,150,000	(665,914)	970,601	304,687
Eskom Holdings CDS USD 5Y(6)	Barclays	1.000%	USD	12/20/2025	3.799%	6,100,000	(704,077)	1,026,158	322,081
							$(1,914,534)	$2,887,892	$973,358

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2021(2)	Notional Amount***(3)	Value	Upfront Premiums Received	Unrealized Depreciation
Republic of Argentina CDS USD 5Y(7)	Goldman Sachs	5.000%	USD	12/20/2025	17.390%	2,250,000	$(834,869)	$680,625	$(154,244)
Republic of Argentina CDS USD 5Y(7)	Barclays	5.000%	USD	12/20/2025	17.390%	9,100,000	(3,376,578)	2,757,300	(619,278)
							$(4,211,447)	$3,437,925	$(773,522)

Credit default swaps pay quarterly.

**	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

May 31, 2021 (Unaudited)

(2)	Implied credit spreads, represented in absolute terms, are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Turkey Sovereign Debt Obligation, USD denominated 11.875% fixed coupon, 01/15/2030 maturity
(5)	Based on Petroleos Mexicanos Government Owned Corporate Debt Obligation, USD denominated 6.625% fixed coupon, 06/15/2035 maturity
(6)	Based on Eskom Holdings SOC, Ltd. Corporate Debt Obligation, USD Denominated 6.35% fixed coupon, 08/10/2028 maturity.
(7)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Value	Unrealized Appreciation/(Depreciation)
Receive*	Chicago Mercantile Exchange	3 Month LIBOR	03/26/2031	14,400,000	USD	1.686%	$(158,918)	$(158,918)
							$(158,918)	$(158,918)

*	Interest rate swaps pay quarterly.

See Notes to Financial Statements.

14	www.shiplpcef.com

Statement of
Stone Harbor Emerging Markets Total Income Fund	Assets & Liabilities

May 31, 2021 (Unaudited)

ASSETS:
Investments, at value(1)	$115,283,146
Foreign currency, at value (Cost $4,266,364)	4,266,663
Unrealized appreciation on credit default swap contracts	973,358
Receivable for investments sold	1,611,064
Deposits with brokers for credit default swap contracts	6,070,000
Deposits with brokers for interest rate swap contracts	784,937
Receivable on credit default swap contracts	145,944
Interest receivable	2,034,572
Prepaid and other assets	17,390
Total Assets	131,187,074

LIABILITIES:
Bank overdraft	9,821,887
Payable for reverse repurchase agreements	29,592,905
Interest payable on reverse repurchase agreements	43,138
Payable due to brokers for interest rate swap contracts	38,852
Payable due to brokers for reverse repurchase agreements	740,000
Swap premium received	6,325,817
Variation margin payable on interest rate swaps	18,630
Unrealized depreciation on credit default swap contracts	773,522
Payable to adviser	100,953
Payable to administrator	39,023
Other payables	106,932
Total Liabilities	47,601,659
Net Assets	$83,585,415

NET ASSETS CONSIST OF:
Paid-in capital	$160,646,070
Total distributable earnings	(77,060,655)
Net Assets	$83,585,415

PRICING OF SHARES:
Net Assets	$83,585,415
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,911,130
Net assets value, offering and redemption price per share	$8.43

(1) Cost of Investments	$118,273,505

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	15

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations

For the Six Months Ended May 31, 2021 (Unaudited)

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $90,510)	$4,586,233
Dividends	31,854
Total Investment Income	4,618,087

EXPENSES:
Investment advisory fees	579,225
Interest on reverse repurchase agreements	195,235
Administration fees	93,397
Custodian fees	17,270
Professional fees	97,394
Printing fees	33,255
Trustee fees	9,765
Transfer agent fees	9,930
Insurance fees	2,884
Other	23,461
Total Expenses	1,061,816
Net Investment Income	3,556,271

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	957,924
Credit default swap contracts	226,468
Interest rate swap contracts	(38,851)
Foreign currency transactions	13,029
Net realized gain	1,158,570
Net change in unrealized appreciation/(depreciation) on:
Investments	3,021,843
Credit default swap contracts	(145,440)
Interest rate swap contracts	(158,918)
Translation of assets and liabilities denominated in foreign currencies	(4,582)
Net change in unrealized appreciation	2,712,903
Net Realized and Unrealized Gain on Investments	3,871,473
Net Increase in Net Assets Resulting from Operations	$7,427,744

See Notes to Financial Statements.

16	www.shiplpcef.com

Statements of
Stone Harbor Emerging Markets Total Income Fund	Changes in Net Assets

	For the Six Months Ended May 31, 2021 (Unaudited)	For the Year Ended November 30, 2020

OPERATIONS:
Net investment income	$3,556,271	$7,424,654
Net realized gain/(loss)	1,158,570	(13,745,307)
Net change in unrealized appreciation	2,712,903	497,820
Net increase/(decrease) in net assets resulting from operations	7,427,744	(5,822,833)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,647,610)	(1,993,413)
From tax return of capital	–	(10,938,211)
Net decrease in net assets from distributions to shareholders	(4,647,610)	(12,931,624)

Value of common shares issued to stockholders from reinvestment of dividends	345,895	659,266
Net increase in net assets from capital share transactions	345,895	659,266

Net Increase/(Decrease) in Net Assets	3,126,029	(18,095,191)

NET ASSETS:
Beginning of period	80,459,386	98,554,577
End of period	$83,585,415	$80,459,386

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,870,383	9,788,872
Shares issued as reinvestment of dividends	40,747	81,511
Shares outstanding - end of period	9,911,130	9,870,383

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	17

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows

For the Six Months Ended May 31, 2021 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$7,427,744
Purchase of investment securities	(31,487,570)
Proceeds from disposition of investment securities	29,306,582
Payment-in-kind interest	(116,475)
Net sales of short-term investment securities	3,023,555
Net amortization of discounts, accretion of premiums and inflation income	(1,288,440)
Net realized (gain)/loss on:
Investments	(957,924)
Net change in unrealized (appreciation)/depreciation on:
Investments	(3,021,843)
Credit default swap contracts	145,440
Increase in interest receivable	(19,764)
Increase in receivable on credit default swap contracts	(127,997)
Decrease in prepaid and other assets	21,864
Decrease in payable due to brokers for reverse repurchase agreements	(1,649,000)
Increase in variation margin payable on interest rate swap contracts	18,630
Increase in payable due to brokers for interest rate swap contracts	38,852
Increase in payable to adviser	7,070
Increase in payable to administrator	18,710
Decrease in other payables	(271)
Decrease in interest payable on reverse repurchase agreements	(82,250)
Increase in premiums received for credit default swap contracts	4,706,216
Net cash provided by operating activities	5,963,129

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash receipts from reverse repurchase agreements	62,968,038
Cash payments for reverse repurchase agreements	(64,742,694)
Cash distributions paid	(4,301,715)
Cash receipts from bank borrowings (bank overdraft)	9,116,165
Net cash provided by financing activities	3,039,794

Effect of exchange rates on cash	516

Net increase in restricted cash and unrestricted cash	9,003,439
Restricted and unrestricted cash, beginning balance	2,118,161
Restricted and unrestricted cash, ending balance	$11,121,600

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements:	$277,485
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of:	$345,895
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Foreign currency	57,161
Deposits with broker
Credit default swap contracts	1,290,000
Reverse repurchase agreements	771,000
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Foreign currency	4,266,663
Deposits with broker
Credit default swap contracts	6,070,000
Interest rate swap contracts	784,937

See Notes to Financial Statements.

18	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Six Months Ended May 31, 2021 (Unaudited)		For the Year Ended November 30, 2020		For the Year Ended November 30, 2019		For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Six Months Ended November 30, 2016(1)		For the Year Ended May 31, 2016

Net asset value - beginning of period	$8.15		$10.07		$11.30		$15.22		$13.94		$14.02		$16.70
Income/(loss) from investment operations:
Net investment income(2)	0.36		0.75		0.93		1.13		1.40		0.63		2.03
Net realized and unrealized gain/(loss) on investments	0.39		(1.35)		(0.35)		(3.24)		1.69		0.20		(2.90)
Total income/(loss) from investment operations	0.75		(0.60)		0.58		(2.11)		3.09		0.83		(0.87)

Less distributions to shareholders:
From net investment income	(0.47)		(0.21)		(0.48)		(0.17)		(0.22)		–		(1.23)
From tax return of capital	–		(1.11)		(1.33)		(1.64)		(1.59)		(0.91)		(0.58)
Total distributions	(0.47)		(1.32)		(1.81)		(1.81)		(1.81)		(0.91)		(1.81)
Net Increase/(Decrease) in Net Asset Value	0.28		(1.92)		(1.23)		(3.92)		1.28		(0.08)		(2.68)
Net asset value - end of period	$8.43		$8.15		$10.07		$11.30		$15.22		$13.94		$14.02
Market price - end of period	$8.86		$8.52		$11.57		$11.34		$14.92		$13.00		$12.54

Total Return - Net Asset Value - DRP(3)	9.30%		(4.76%)		4.05%		(15.00%)		23.02%		5.93%		(2.68%)
Total Return - Net Asset Value - NAV(4)	9.42%		(4.68%)		5.02%		(14.98%)		23.11%		5.58%		(4.62%)
Total Return - Market Price(5)	9.89%		(13.34%)		19.13%		(12.99%)		29.31%		10.44%		(2.18%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$84		$80		$99		$110		$147		$134		$135
Ratio of expenses to average net assets	2.59	%(6)(7)	2.69	%(7)	2.02	%(7)	3.11	%(7)	2.73	%(7)	2.51	%(6)(8)	2.26	%(7)
Ratio of net investment income to average net assets	8.68	%(6)	9.29%		8.40%		8.35%		9.25%		8.32	%(6)	14.21%
Ratio of expenses to average managed assets(9)	1.83	%(6)(7)	1.93	%(7)	1.81	%(7)	2.17	%(7)	1.93	%(7)	1.75	%(6)(8)	1.59	%(7)
Portfolio turnover rate	33%		124%		89%		118%		119%		47%		99%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$29,593		$31,000		$6,000		$54,343		$46,000		$63,000		$46,000
Asset Coverage Per $1,000 (000s)	$3,824		$3,565		$16,906		$3,018		$4,210		$3,119		$3,961

(1)	On July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.
(2)	Calculated using average shares throughout the period.
(3)	Total investment return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value . Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(4)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”) per share. Dividends and distributions are assumed to be reinvested at NAV. Total return does not reflect brokerage commissions.

See Notes to Financial Statements.

Semi-Annual Report | May 31, 2021	19

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

(5)	Total return is calculated assuming a purchase of one common share at the beginning of the period and a sale on the last day of the period reported at market price (“Market Price”). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan ("DRP"). Total investment returns do not reflect brokerage commissions, if any.
(6)	Annualized.
(7)	For the six months ended May 31, 2021 and the years ended November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017 and May 31, 2016, includes borrowing costs of 0.48%, 0.60%, 0.35%, 1.14%, 0.77% and 0.36% to average net assets and 0.34%, 0.43%, 0.31%, 0.80%, 0.55% and 0.25% to average managed assets, respectively.
(8)	For the fiscal period ended November 30, 2016, includes annualized borrowing costs of 0.56% to average net assets and 0.39% to average managed assets.
(9)	Average managed assets represent average net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

20	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

1. ORGANIZATION

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.” Effective July 20, 2016, the Board of EDI approved changing the fiscal year-end from May 31 to November 30.

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit-linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter (“OTC”) market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

Semi-Annual Report | May 31, 2021	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$79,865,556	$–	$79,865,556
Corporate Bonds	–	26,767,899	–	26,767,899
Credit Linked Notes	–	–	3,559,489	3,559,489
Short Term Investments	5,090,202	–	–	5,090,202
Total	$5,090,202	$106,633,455	$3,559,489	$115,283,146

Other Financial Instruments**
Assets
Credit Default Swap Contracts	$–	$973,358	$–	$973,358
Liabilities
Credit Default Swap Contracts	–	(773,522)	–	(773,522)
Interest Rate Swap Contracts	–	(158,918)	–	(158,918)
Total	$–	$40,918	$–	$40,918

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of November 30, 2020, the liabilities related to bank overdrafts and reverse repurchase agreements used level 2 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Balance as of May 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2021
Credit Linked Notes	$3,767,354	$64,057	$–	$99,068	$(42,478)	$–	$(328,512)	$3,559,489	$(42,478)
	$3,767,354	$64,057	$–	$99,068	$(42,478)	$–	$(328,512)	$3,559,489	$(42,478)

22	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

All level 3 investments have values determined utilizing third-party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Semi-Annual Report | May 31, 2021	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 5) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Statement of Investments as full or partially pledge securities. The total amount of securities pledged at May 31, 2021 was $38,428,742. As all agreements can be terminated by either party on demand, face value approximates fair value at May 31, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended May 31, 2021, the average amount of reverse repurchase agreements outstanding was $34,213,777, at a weighted average interest rate of 1.14%.

The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of May 31, 2021:

Remaining contractual maturity of the lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Stone Harbor Emerging Markets Total Income Fund
Sovereign Debt Obligations	$20,175,497	$–	$–	$–	$20,175,497
Corporate Bonds	$9,417,408	$–	$–	$–	$9,417,408
Total	$29,592,905	$–	$–	$–	$29,592,905
Gross amount of unrecognized liabilities for reverse repurchase agreements					$29,592,905

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In many emerging markets there is significantly less publicly available information about domestic companies due to differences in applicable regulatory, accounting, auditing, and financial reporting and recordkeeping standards. More generally, there may be limited corporate governance standards and avenues of recourse as compared to U.S. companies. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Fund's performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

24	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in ETFs or other investment companies. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

Semi-Annual Report | May 31, 2021	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six month period ended May 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund's ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

26	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the six month period ended May 31, 2021 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the six month period ended May 31, 2021. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/ insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the six month period ended May 31, 2021 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund engaged in interest rate swaps during the six month period ended May 31, 2021. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Semi-Annual Report | May 31, 2021	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of May 31, 2021:

Risk Exposure	Location	Fair Value	Location	Fair Value
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$973,358	Unrealized depreciation on credit default swap contracts	$(773,522)
Interest Rate Risk (Swap Contracts)	Unrealized appreciation on interest rate swap contracts	–	Unrealized depreciation on interest rate swap contracts	(158,918)
Total		$973,358		$(932,440)

The credit default swaps and interest rate swaps average volume during the six month period ended May 31, 2021 is noted below:

Credit Default Swap Contracts*	Interest Rate Swap Contracts*
$23,116,667	$7,200,000

*	Represents the average notional value.

For the six month period ended May 31, 2021, the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	$226,468	$(145,440)
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts/Net change in unrealized appreciation/(depreciation) on interest rate swap contracts	(38,851)	(158,918)
Total		$187,617	$(304,358)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

The following tables present derivative financial instruments and reverse repurchase agreements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2021.

Offsetting of Derivatives Assets

May 31, 2021

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	$973,358	$–	$973,358	$(619,278)	$–	$354,080
Total	$973,358	$–	$973,358	$(619,278)	$–	$354,080

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Total Income Fund
Reverse repurchase agreements	$29,592,901	$–	$29,592,901	$(29,592,901)	$–	$–
Credit default swap contracts	$773,522		$773,522	$(619,278)		$154,244
Total	$30,366,427	$–	$30,366,427	$(30,212,179)	$–	$154,244

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal year ended November 30 was as follows:

2020
Ordinary Income	$1,993,413
Return of Capital	10,938,211
Total	$12,931,624

Unrealized Appreciation and Depreciation on Investments: At May 31, 2021, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$6,319,141
Gross depreciation on investments (excess of tax cost over value)	(9,109,664)
Net unrealized depreciation	$(2,790,523)
Cost of investments for income tax purposes	$118,273,505

Semi-Annual Report | May 31, 2021	29

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

The differences between book and tax cost of investments are primarily attributed to wash sales and mark-to-market adjustment on certain derivatives.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of May 31, 2021.

5. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Managed Assets.

State Street Bank and Trust Company serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

The Fund, along with the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Investment Funds (collectively, the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person of the Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Fund are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

6. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six-month period ended May 31, 2021, were as follows:

Purchases	Sales
$29,575,528	$31,096,380

7. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

May 31, 2021 (Unaudited)

9. SUBSEQUENT EVENTS

Shareholder Distributions: On June 24, 2021, the Fund paid the regularly scheduled distribution in the amount of $0.07 per share to shareholders of record as of June 14, 2021. On July 29, 2021, the Fund paid the regularly scheduled distribution in the amount of $0.07 per share to shareholders of record as of July 19, 2021.

Transaction with Virtus Investment Partners: On June 28, 2021, Stone Harbor Investment Partners LP (the “Adviser”), the investment adviser for the Fund, and Virtus Investment Partners, Inc. (“Virtus”) announced they have entered into an agreement providing for the acquisition of the Adviser by Virtus (the “Agreement”). The Agreement is not expected to result in a change to the current personnel responsible for day-to-day portfolio management of the Fund. Subject to certain conditions and approvals, the Adviser and Virtus expect that the arrangements will be in place by the end of calendar year 2021. Additional information on the arrangements will be provided in subsequent documents provided to the shareholders.

Semi-Annual Report | May 31, 2021	31

Summary of Dividend
Stone Harbor Emerging Markets Total Income Fund	Reinvestment Plan

May 31, 2021 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

32	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Additional Information

May 31, 2021 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER MEETING

On March 19, 2021, the Fund held its Annual Meeting of Shareholders to consider the proposal set forth below. The results of the proposal were as follows:

Proposal: To Elect three (3) Trustees of the Fund

Heath McLendon
For	6,725,036
Withheld	424,234

Glenn Marchak
For	6,886,788
Withheld	262,482

Peter J. Wilby
For	6,839,563
Withheld	309,707

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

The Fund has adopted the following privacy policies in order to safeguard the personal information of the Fund's customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.	The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.	The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers' right to prohibit such sharing.

4.	The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Semi-Annual Report | May 31, 2021	33

Stone Harbor Emerging Markets Total Income Fund	Additional Information

May 31, 2021 (Unaudited)

Consistent with these policies, the Fund has adopted the following procedures:

1.	The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.	The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund's customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, shares of the Fund are held through financial intermediaries which are not considered "customers" of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Fund. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund's original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

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Stone Harbor Emerging Markets	Board Approval of
Total Income Fund	Investment Advisory Agreement

May 31, 2021 (Unaudited)

The investment advisory agreement (the “Agreement”) for Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”). The Agreement is terminable with respect to the Fund by Stone Harbor Investment Partners LP, the Fund’s investment adviser (the “Adviser”), a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the Fund, without penalty, by not less than 60 days’ prior written notice. The Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Fund’s portfolio managers, and regularly reviews detailed information regarding the investment program and performance of the Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 21, 2021 to review the Agreement for the Fund and to determine whether to approve the continuation of the Agreement for an additional one-year period. In addition, the Independent Trustees met with their counsel in advance of the April 21 meeting and also engaged in additional communications regarding these matters. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information provided in response to a request for information from the Independent Trustees’ independent legal counsel, including information provided in response to supplemental requests; (ii) information about the Adviser, including the Adviser’s financial results and financial condition, and services provided by the Adviser; (iii) information on the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff; (iv) information on the Fund’s investment performance and the performance of a group of similar funds prepared by a third party;

(v) information on the Fund’s advisory fee and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and comparisons of the Fund’s fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; (vi) information about the profitability of the Agreement to the Adviser; (vii) information regarding the Fund’s use of leverage; (viii) information regarding the Adviser’s trading practices; (ix) information about the amount and composition of the Fund’s distributions;

(x) information regarding the Adviser’s compliance program and policies and procedures for assuring the Fund’s compliance with applicable laws; and (xi) information regarding the Adviser’s business continuity planning and remote operations in the current environment. The Independent Trustees were afforded the opportunity to, and did, ask questions and request additional information. In addition, the Independent Trustees were assisted by independent legal counsel throughout the process.

In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team (as well as changes to those teams) and of the Adviser’s senior management, and the time and attention they devote to portfolio management activities, including managing the Fund. The Trustees also considered the Fund’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser provided to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund and to meeting the regulatory requirements. Based on these considerations, the Trustees concluded that the Fund would continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations, and resources.

Investment performance of the Fund and the Adviser.

The Trustees reviewed performance information for the Fund, including information prepared by a third party, for various time periods since the Fund’s inception. The Trustees also considered information provided by the Adviser about the Fund’s (and certain competitor funds’) trading, market discount/premium and distribution history. The review included a comparison of the Fund’s performance to the performance of a group of comparable funds and benchmark selected by a third party. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted that the Fund’s performance trailed the performance of the peer group average for the one- and three-year periods, but exceeded the peer group average for the five-year period. They further noted that the Fund’s performance was the same as the third party benchmark for the one-year period, lagged the third party benchmark for the three-year period, and exceeded the third party benchmark for the five-year period.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.

The Trustees considered the fee charged to the Fund for advisory services as well as the total expense level of the Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of the Fund’s advisory fee and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that the peer group of comparable funds selected by the third party was only comprised of four funds, including the Fund. The Adviser also provided information about the costs to it of providing services to the Fund, including information about how such costs are determined, and information about its profitability with respect to its management of the Fund, as well as information about the advisory fees it charges with respect to other funds and institutional separate accounts with similar strategies and information about differences in such fees and the reasons for such differences, as well as information about the differences between those funds and accounts and the Fund, including the fact that the Fund has an equity allocation. The Trustees also considered the Adviser’s description of how profitability is determined and the reasons for differences in profitability between funds in the Stone Harbor fund complex and from year to year. The Trustees also considered the demands and complexity of the investment management of the Fund as compared to the complexity of managing other funds and separate accounts, in particular representations from management about the complexities associated with managing the Fund’s strategy allocations, distributions and leverage. The Trustees also considered the complexity and obligations associated with managing an NYSE-traded fund such as the Fund. The Trustees considered the Adviser’s oversight of potential and actual conflicts of interest impacting the Fund such as the Fund’s use of leverage (including the fact that the advisory fee is charged on total assets), as well as the effect of leverage on the Fund’s distribution rate and total return.

Semi-Annual Report | May 31, 2021	35

Stone Harbor Emerging Markets	Board Approval of
Total Income Fund	Investment Advisory Agreement

May 31, 2021 (Unaudited)

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund through breakpoints in its investment advisory fee or other means, such as investments by the Adviser that may benefit the Fund. The Trustees noted that because the Fund is a closed-end fund and does not have any plans to offer more shares to the public, it is unlikely to grow significantly. The Trustees also considered the investments in personnel, cyber security, and technology, which the Adviser had made over the years, and the extent to which those investments could benefit the Fund.

The Trustees also considered other factors, which included but were not limited to the following:

•	So-called “fallout benefits” to the Adviser, such as the benefits from being associated with an NYSE-traded investment company. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreement for Stone Harbor Emerging Markets Total Income Fund should be continued through June 20, 2022.

36	www.shiplpcef.com

Benchmark Descriptions
Stone Harbor Emerging Markets Total Income Fund	and Definitions

May 31, 2021 (Unaudited)

Benchmark Descriptions

Index	Description
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified Index (CEMBI Broad Diversified) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Definitions

Coupon – A coupon is the annual interest rate paid on a bond, stated as a percentage of the face value and paid from issue date until maturity.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Semi-Annual Report | May 31, 2021	37

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, New Jersey 07310

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, Colorado 80202

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	Schedule I - Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to semi-annual report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 6, 2021

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 6, 2021